I C R C O N F E R E N C E J A N U A R Y 1 0 , 2 0 2 3

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial results and operating performance for fiscal 2022, guidance for Q1 2023 and the full-year fiscal 2023, including expected development targets for fiscal 2023, expected Shack construction and openings, expected same-Shack sales growth and trends in the Company’s operations, the expansion of the Company’s delivery services, the Company’s kiosk, digital, drive-thru and multiple format investments and strategies, and statements relating to the effects of COVID-19 and the macro-economic environment. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward- looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "preliminary," "project," "projection," "plan," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause results to differ materially from the Company’s expectations include the impact of the COVID-19 pandemic, our ability to develop and open new Shacks on a timely basis, the management of our digital capabilities and expansion into delivery, and risks relating to the restaurant industry generally. You should evaluate all forward- looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2021 as filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. In addition, the preliminary financial results set forth in this presentation are preliminary and unaudited, and these estimates are based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 28, 2022. The Company assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended December 28, 2022. CAUTIONARY NOTE ON FORWARD -LOOKING STATEMENTS 2

AT SHAKE SHAC K WE STAND FOR SOMETHING GOOD Brand Culture Leadership Menu Growth Over the past two decades, we have built an iconic, globally recognized brand that transcends multiple geographies, demographics, and cultures. We “Stand for Something Good“ and continue to forward our culture around the globe, creating uplifting experiences for everyone in the Shack community. Our Leadership Team collectively boasts decades of restaurant or related industry experience combining domain expertise with institutional knowledge. Bringing a fine-dining mindset and elevated takes to the classics using premium ingredients. We provide “Enlightened Hospitality" at accessible prices. We look ahead towards an even greater whitespace opportunity to expand our domestic and international footprint well beyond where we are today. 3

SHAKE SHACK 4Q22 SNAPSHOT

PRELIMINARY UNAUDITED RESULTS[1]

Total Revenue: $238.5M

Shack Sales: $229.9M

Licensing Revenue: $8.6M

Average Weekly Sales: $76K

System-wide Sales[2]: $364.1M

Same-Shack Sales ("SSS") vs. 2021[3]: +5.1%

Urban SSS: +8.1%
Suburban SSS: +2.5%

Shack-level operating profit margin[4]: ~19% of Shack sales

4Q22 OPENINGS

22 Company-operated Shack Openings

13 Licensed Shack Openings

35 Total System-wide Shacks


BURGERS FROZEN CUSTARD

Chesterfield, Missouri

1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 28, 2022.
2. "System-wide sales" is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
3. "Same-Shack sales" or "SSS" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For Shacks that were temporarily closed, the comparative period was also adjusted.
4. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shake sales. See Definition slide for more details on this measure.

4

SHAKE SHACK FY22 SNAPSHOT

PRELIMINARY UNAUDITED RESULTS[1]

Total Revenue: $900M

Shack Sales: $869M

Licensing Revenue: $31M

Average Weekly Sales: $73K

System-wide Sales[2]: $1.4B

Same-Shack Sales ("SSS") vs. 2021[3]: +7.8%

Urban SSS: +14.0%
Suburban SSS: +2.7%

Shack-level operating profit margin[4]: ~17% of Shack sales

2022 OPENINGS

36 Company-operated Shack Openings

33 Licensed Shack Openings[5]

69 Total System-wide Shacks



HAKE
HACK

Baton Rouge, Louisiana

1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 28, 2022.
2. "System-wide sales" is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
3. "Same-Shack sales" or "SSS" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For Shacks that were temporarily closed, the comparative period was also adjusted.
4. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shake sales. See Definition slide for more details on this measure.
5. In addition to 33 licensed openings, there were 2 licensed closures in FY2022.

5

2023 STR ATEGIC PRIORITIES Recruit, Reward & Retain a Winning Team • We put our people first and are doubling down on recruitment and retention to optimize sales. Relentless Focus on the Guest Experience • Create crave-able experiences through operational, digital and culinary excellence. Targeted Development Strategy • Expand in new and existing markets, in multiple formats with a focus on drive-thru. Improve Shack Margins • Constant focus on profitability. • Drive sales in all channels, emphasizing our own that have higher margins. Invest with Discipline for Strong Returns • Measured development and digital growth. • Invest in growth opportunities with strong return potential.

Recruit, Reward & Retain a Winning Team 7

Provide Shift Up leadership competency training and mentorship programs to develop our team. 2022 Overall Promotions 55% Women 52% Women 81% People of Color 2022 Overall Hires 77% People of Color Increased starting wages by ~20% since 2019. Earned a 100% score on Human Rights Campaign’s Corporate Equality Index. Hosted biannual Leadership Retreat in May to develop over 1,000 Shake Shack leaders. A WINNING TEAM WORKING AT SHAKE SHACK We put our people first! Leading the way with hospitality. 8

Relentless Focus on the Guest Experience 9

10 GUEST EXPERIENCE CULINARY INNOVATION Our culinary team develops exciting collaborations and limited time offerings at our NYC Innovation Kitchen. Our menu drives new and existing guest traffic in digital and in-shack channels, and highlights the premium brand position Shake Shack has earned. Hot Ones Burger and Chicken Sandwich was our strongest LTO launch of 2022. Hot Ones exceeded sales targets in the month of launch and continue to drive our guests to more premium offerings.

COMING THIS QUARTER White Truffle ‘Shroom White Truffle Fries White Truffle Burger with crispy shallots 11

GUEST EXPERIENCE DIGITAL EVOLUTION Our digital innovation in the Shack, the Shack App, and website offer our guests a true omnichannel and personalized experience. The above marketing promotions were launched in 2022 and may not be currently offered. 12

GUEST EXPERIENCE KIOSK STRATEGY Kiosks allow us to better optimize labor to other parts of the guest journey and provide our operators more flexibility during peak traffic and staffing challenges. In Shacks where we have kiosks, approximately 75% of sales come through kiosk and digital channels. Shake Shack is adding kiosks in nearly all Shacks by the end of 2023. We are more than half of the way there! Kiosk is our highest margin channel. Culinary merchandizing opportunities incentivize more LTO orders and higher checks. 13

GUEST EXPERIENCE EXCLUSIVE EVENTS We’re creating unique, memorable experiences for our guests in their cities and neighborhoods, which only Shake Shack can offer. Enrique Olvera Collaboration Tacos y Birria La Unica at EEEEEATSCON Shake Shack Pickleball Club Lollapalooza 14

Targeted Development Strategy 15

• 430+ Shacks globally, in 32 states plus DC and 16 countries. • Creating elevated experiences across formats and channels, including drive-thru. • Strong AUVs but current inflationary pressures persist. 16 • Founded as a hot dog cart to benefit a NYC park in 2004. • Built presence with high volume AUVs in major markets. • Set Company-operated opportunity of 450 Shacks at 30% to 33% returns. Founding & IPO • Digital, drive-thru, and Multiple Format Strategy allows us to target a larger total addressable market. • Focus on returns by improving profitability and lowering build costs over the long term. Shaking up the industry for two decades, Shake Shack has a long runway of expansion ahead. Today Total Opportunity DEVELOPMENT STRATEGY OUR GROWTH STORY

D b St t M h tt DEVELOPMENT STRATEGY CORE FORMAT Core Shack formats are the classic example of what we've built all around the globe, tailored to the market, with a history of strong AUVs, returns and profitability. 17

18 Fashion Mall at Keystone, Indiana DEVELOPMENT STRATEGY SMALL FORMAT Small Shack formats are under 3000 sq. feet and allow us to target lower build costs in various formats, like dense urban environments, premium food courts and higher traffic suburban locations, allowing us to go deeper in markets.

19 Sterling Heights, Michigan DEVELOPMENT STRATEGY DRIVE-THRU FORMAT We are investing in building a drive-thru business model that adds to our overall returns and addressable market opportunity long term. • Currently 11 drive-thrus open, 9 of which opened in 2022. • Expecting 10 to 15 more in 2023. • Target drive-thru economics for 2023 are: • +$4m AUVs • $2.4m - $3m build cost • Shack-level operating profit margin on par or better than Company averages

DEVELOPMENT STRATEGY
DRIVE THRU CASE STUDY

Since 2021, we opened two Shacks in Orlando less than a mile apart - a drive-thru in Vineland Pointe and a food court in Orlando Premium Outlets. Our ability to open different format Shacks increases our addressable market.


drive thru

Vineland Pointe | Opened March 2022


Vineland Pointe
5 min
0.8 mi
Shake Shack
Vineland Pointe
The Cheesecake Factory
Hilton Garden Inn
Homewood Suites by Hilton Lake...
5 min
Marshalls
Holiday Inn & Suites
Saks OFF 5TH
Ford's Garage
Shake Shack Orlando
Premium - Food Court
Solstice Circle
Outback Steakhouse
Publix Super Market at Regency...
Orlando
Premium Outlets


CUSTARD FRIES SHAKES HOT DOGS CONCRETES BURGERS SHAKES

Orlando Premium Outlet | Opened August 2021

Vineland Pointe | Drive Thru

- 45%+ of guests are local, living within 10 miles.[1]
- $86k AWS & $4.5m AUV in 2022.[2]
- ~20% Shack-level operating profit margin in 4Q22.[2]

Orlando Premium Outlets | Food Court

- <15% of guests are local, living within 10 miles.[1]
- $75k AWS & $3.9m AUV in 2022.[2]
- ~35% Shack-level operating profit margin in 4Q22.[2]

1. Calculated using a combination of third party and internal data sources.
2. Fourth quarter 2022 estimates based on preliminary unaudited results.

Having a drive-thru format allows us to serve a new guest, increasing the sales opportunity for this small radius.
This is representative of how we view the ultimate market expansion and returns opportunity as we right-size formats to each location.

20

US Licensed 33 SHACKS Mexico 9 SHACKS United Kingdom 11 SHACKS Turkey 6 SHACKS Middle East 40 SHACKS Japan 13 SHACKS South Korea 24 SHACKS Mainland China & Hong Kong 32 SHACKS Philippines 5 SHACKS Singapore 9 SHACKS 21 Bahamas Coming 2023 Thailand Coming 2023 DEVELOPMENT STRATEGY LICENSED EXPANSION We ended 2022 with 182 licensed Shacks globally across 16 countries and expect 25-30 openings in 2023. Malaysia Coming 2024

22 Suzhou Center, Suzhou, China DEVELOPMENT STRATEGY LICENSED BUSINESS: ASIA As of year-end 2022, we had 32 Shacks in China (incl. Hong Kong and Macau) with new openings in Nanjing, Guangzhou, Chengdu and Suzhou.

23 Wuhan MixC, Wuhan, China DEVELOPMENT STRATEGY LICENSED BUSINESS: ASIA We are thrilled to announce that our Shack in Wuhan, China was our first opening in fiscal 2023!

Universal Studios Japan, Osaka, Japan DEVELOPMENT STRATEGY LICENSED BUSINESS: ASIA This year, we were excited to open our 13th Shack in Japan, in Osaka’s Universal Studios, our first opening in the country since 2019. We also continued growth in Korea with 4 new Shacks in 2022! Bucheon, Gyeonggi, South Korea 24

25 Central World, Bangkok, Thailand DEVELOPMENT STRATEGY LICENSED BUSINESS: GROWTH We also will say Sawasdee! to a new market, Thailand, in 2023.

26 Denver International Airport, Colorado, USA DEVELOPMENT STRATEGY LICENSED BUSINESS: AIRPORTS Margarita… On the Rockies? Our Denver bar location serves hungry travelers with our traditional menu plus new and exciting cocktails. We now have 23 airport Shacks open worldwide.

27 Vince Lombardi Travel Plaza, New Jersey, USA DEVELOPMENT STRATEGY LICENSED BUSINESS: ROADSIDE Stop by for a burger at one of our 4 roadside travel plaza Shacks with 3-5 expected openings in 2023!

28 Atlantis Bahamas, Paradise Island, Bahamas DEVELOPMENT STRATEGY LICENSED BUSINESS: NEW FORMAT OPPORTUNITY This year, we will open our first licensed Shake Shack with a resort partner in the Bahamas, at the Atlantis Resort.

Improve Shack Margins 29

IMPROVE SHACK MARGINS
SLOP MARGIN INITIATIVES

We are committed to improving our profitability, an essential ingredient to our long-term growth.

We are growing sales – with a focus on our highest margin channels - and managing our Shack-level expenses.

Key focus areas include:

- **S** **Sales** Growth
- **L** **Labor** Strategies and Efficiencies
- **O** Improving **Off-premise Profitability**
- **P** Strategic Menu **Pricing** & Supply Chain Initiatives

Shack-Level Operating Profit by Expenses[1]


22.3%
14.1%
16.7%
~17%
2019
2020
2021
2022E
Occupancy
Other OpEx
COGS
Labor

1. 2022 Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 28, 2022.





Prudential Center, Massachusetts

30

IMPROVE SHACK MARGINS SALES GROWTH We are investing to drive more sales into our higher margin channels, where we can provide a better, personalized guest experience. We are investing in Digital, Marketing, and Culinary to drive continued sales growth. Kiosk, traditional in-Shack, Shack App, and Web are our highest margin channels. Initiatives and Opportunities: • Digital marketing with a focus on growing our Shack App user base. • Offer the most attractive pricing and delivery promotions in our own channels. • Further expanding operating hours in our Shacks. • Create great guest experiences with menu innovation and exciting LTOs. The above marketing promotion was launched in 2022 and may not be currently offered. 31

IMPROVE SHACK MARGINS LABOR STRATEGIES & EFFICIENCIES We are actively addressing staffing and retention to unlock sales volumes and throughput. Industry-wide staffing challenges have pressured our sales, our hours of operation, our throughput, and our profitability. We are focused on retention by providing our team members with a great work environment, opportunities to advance their careers, and competitive wages. Initiatives and Opportunities: • Focus on improving retention with leadership development programs, competitive salaries, and benefits. • Streamlining in-Shack operations with kiosks and other initiatives. • Hired a new Sr. Director of Talent Acquisition and a new VP of Operations Training. • Leveraging tipping to give our team members added incentives. 32

33 IMPROVE SHACK MARGINS OFF-PREMISE PROFITABILITY We are rolling out margin driving initiatives in our off-premise channels to improve profitability. Off-premise orders have lower margins than in- Shack, driven by delivery expenses and higher packaging. Initiatives and Opportunities: • Marketing initiatives to drive traffic into our own channels. • Charging higher menu price premiums on third party delivery channels. • Reducing off-premise packaging expenses. 33

Commodity inflationary pressures have impacted our profitability. Initiatives and Opportunities: • Food and paper inflation trends in 2023. • Strategic approach to pricing across markets to balance traffic and margins. • Commitment to diversifying suppliers to drive down costs and delays. 34 IMPROVE SHACK MARGINS STRATEGIC MENU PRICING & SUPPLY CHAIN INITIATIVES We continue to see higher items per check and strong demand for our premium LTOs against higher menu prices. 34

Invest with Discipline for Strong Returns 35

Average Unit Volumes INVEST FOR STRONG RETURNS DEVELOPMENT LONG-TERM TARGETS1 As we scale, we are focused on improving our profitability and lowering build costs to improve our historically strong returns. 1. Long-term guidance and targets are based on guidance given in the Shake Shack Registration Statement on Form S-1 filed in 2015. 2. 2022 Company-owned AUV and Class of 2022 build costs are based on preliminary unaudited results. 3. Cash-on-cash returns are measured with AUV and Shack-level operating margins in third full calendar year since opening. Currently exceeding long-term $2.8m - $3.2m guidance. Company-owned AUV $3.8m.2 Shack-level Operating Profit Margins Continuing to target long-term 18% - 22% guidance. Shack Net Build Costs Estimated class of 2022 tracking to $2.4m,2 above historical $2.0m - $2.1m, due to inflation and drive-thru mix. . Cash-on-cash Returns3 Continuing to target 30%-plus. We remain focused on profitability and longer-term optimization of build costs to ultimately exceed our long-term returns guidance. We are confident that our total addressable market continues to increase due to the strength of our brand and multi-format strategy. 36

Digital + Kiosk Mix INVEST FOR STRONG RETURNS DIGITAL STRATEGIC FRAMEWORK Digital Kiosk $147M $329M $442M $494M 2019 2020 2021 2022E Digital and Kiosk Sales up +330% since 2019 1 26% 65% 62% 57% Digital Scale • Digital guests spend > 20% vs. traditional guests • Higher frequency from digital guests • Access to new customers and occasions • No order-or-payment-taking • On and off-premise dining occasions • Modern brand halo • Personalized guest experience • 1st party customer data Greater Productivity Brand Benefits Sales Tailwind This year, we will refine, optimize, and personalize our app, web, and kiosk channels and improve the infrastructure to drive acquisition, frequency, conversion, and retention. 1. 2022 data are based on preliminary unaudited results. 37

Financial Update 38

1. Excludes $6.7m of legal expense in FY22. Including the legal expense, our guidance is $117.7m-$119.7m. 2. Includes approximately $12m of the approximately $13m total Equity-based compensation. These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from these projections. Factors that may cause such differences include those discussed in the Company's Form 10-K for the fiscal year ended December 29, 2021 and our Cautionary Note On Forward-Looking Statements herein. These forward-looking projections should be reviewed in conjunction with the condensed consolidated financial statements and the section titled “Cautionary Note Regarding Forward-Looking Information” which form the basis of our assumptions used to prepare these forward- looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law. Total revenue Shack sales Licensing revenue Same-Shack sales versus 2021 Shack-level operating profit margin Domestic Company-operated openings (gross) Licensed openings (gross) General and administrative expenses Equity-based compensation Depreciation expense Pre-opening costs $238.5m $229.9m $8.6m +5.1% Approximately 19% 36 33 $111m to $113m1,2 Approximately $13m $70m to $75m $15m to $17.5m Fiscal fourth quarter and fiscal year 2022 guidance is derived from preliminary unaudited results, based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 28, 2022. Q4 2022 PRELIMINARY RESULTS FY 2022 Guidance 39 2022 GUIDANCE & PRELIMINARY UNAUDITED RESULTS1 Menlo Park, New Jersey

INITIAL PRELIMINARY Q1 & FY 2023 GUIDANCE

Q1 2023 Guidance

Total revenue	$234.5M - $243M
Shack sales	$227M - $235M
Licensing revenue	$7.5M - $8.0M
Same-Shack sales versus 2022	Mid to High Single-digit %
Shack-level operating profit margin	16% - 18%
Domestic Company-operated openings (gross)	6 - 8
Licensed openings (gross)	5 - 8

FY 2023 Guidance

Domestic Company-operated openings (gross)	Approximately 40
Licensed openings (gross)	25 - 30
General and administrative expenses	$125M to $130M
Depreciation expense	$86M to $91M
Pre-opening costs	$18M to $20M

This initial guidance does not assume any new and unknown pressures, including COVID disruptions or macro-economic shifts. Given the heightened uncertainty in the operating environment, the provided guidance ranges are wider than historical practice.

Fiscal first quarter and fiscal year 2023 guidance is derived from preliminary unaudited results, based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 27, 2023.



West Bend, Texas

These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from these projections. Factors that may cause such differences include those discussed in the Company's Form 10-K for the fiscal year ended December 29, 2021 and our Cautionary Note On Forward-Looking Statements herein.

These forward-looking projections should be reviewed in conjunction with the condensed consolidated financial statements and the section titled "Cautionary Note Regarding Forward-Looking Information" which form the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law.

40

Board of Directors Meeting| Q1 2020 THANK YOU 41 4141

Shack-Level Operating Profit Shack-level operating profit, a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses. Shack-Level Operating Profit Margin Shack-level operating profit margin, a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack- level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making. Limitations of the Usefulness of this Measure Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack- level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack-level operating profit to operating income (loss), the most directly comparable GAAP financial measure, is set forth on next slide. DEFINITIONS – SHAC K-LEVEL OPER ATING PROFIT 42

CONTACT INFORMATION INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Kristyn Clark, Shake Shack kclark@shakeshack.com 43